ASSIGNMENT AND ASSUMPTION OF LEASE

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") made this 9th day of February, 2004, by and between TRANSMILLS, L.L.C., a Nevada limited liability company ("Assignor"), having an address at 1605 Lake Las Vegas Parkway, Henderson, Nevada 89011, and AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership, and AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership (as tenants in common, together collectively referred to as
"Assignee"), having an address of 1300 Wells Fargo Place, 30 Seventh Street East, St. Paul, Minnesota 55101.

                      W I T N E S S E T H:

      WHEREAS, Assignor is the owner of certain real property located at 7684 Arundel Mills Boulevard, Hanover, Anne Arundel
County, Maryland (the "Property");

      WHEREAS, Assignor has leased the Property to Sterling Inc., an  Ohio corporation ("Sterling"), pursuant to that certain Lease
Agreement  dated April 26, 2001, as amended on November  1,  2001
(as amended, the "Lease"); and

      WHEREAS,  Sterling  Jewelers Inc., a  Delaware  corporation
("Guarantor") has executed a Guaranty of Lease dated November 1, 2001 (the "Guaranty"); and

      WHEREAS, Assignor desires to assign its right, title and interest in and to the Lease and the Guaranty to AEI Income & Growth Fund XXI Limited Partnership, an undivided fifty percent (50.0%) interest as a tenant in common; and AEI Net Lease Income & Growth Fund XX Limited Partnership, an undivided fifty percent (50.0%) interest as a tenant in common, and Assignee desires to assume Assignor's right, title and interest in and to the Lease and the Guaranty;

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties hereto, Assignor and Assignee do hereby agree as follows:

      1. ASSIGNMENT. Assignor hereby gives, grants, bargains, sells, conveys, transfers and sets over unto Assignee, its successors and assigns, as of the date first above written (the "Effective Date"), all of Assignor's right, title and interest in and to the Lease and the Guaranty.

      2. ACCEPTANCE OF ASSIGNMENT AND ASSUMPTION. Assignee hereby accepts the foregoing assignment, and hereby assumes and agrees to be bound by and perform all of Assignor's obligations and liabilities to be performed and/or occurring under the Lease or the Guaranty on or after the Effective Date, including, without limitation, the obligations for return of security deposits as provided in the Lease or the Guaranty and/or required by law, and any and all obligations for any and all leasing commissions, brokerage fees and similar payments which become due and payable after the Effective Date, including, without limitation, any and all leasing commissions, brokerage fees and similar payments which become due and payable in connection with the exercise of any option or right under the Lease.
      3. INDEMNIFICATION. (a) Assignor hereby indemnifies Assignee, and agrees to defend and hold harmless Assignee from and against any and all liability, loss, damage and expense, including without limitation reasonable attorneys' fees, which Assignee may or shall incur under the Lease or the Guaranty by reason of any failure or alleged failure of Assignor to have complied with or to have performed, before the Effective Date, the obligations of the landlord thereunder which were to be performed before the Effective Date.

           (b) Assignee hereby indemnifies Assignor, and agrees to defend and hold harmless Assignor from and against any and all liability, loss, damage and expense, including without limitation reasonable attorneys' fees, which Assignor may or shall incur under the Lease or the Guaranty by reason of any failure or alleged failure of Assignee to comply with or perform, on or after the Effective Date, all the obligations of the landlord thereunder which are to be performed on or after the Effective Date.

      4. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     5. RETAINED RIGHTS. Assignee hereby agrees that Assignor may, at Assignor's election and expense, proceed at law or equity to collect any delinquent rents accruing under the Lease prior to the Effective Date. Assignor hereby agrees that Assignee shall have no obligation to collect any rent due prior to the Effective Date under the Lease; provided, however, that in the event Assignee is paid rent from a tenant that has delinquent rent accruing prior to the Effective Date, and such payment is in excess of current rent due and payable under the Lease and any collection costs incurred by Assignee to collect such rents, then Assignee agrees to pay such excess amount to Assignor as soon as reasonably practicable after the date of receipt by Assignee.

     6. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


[The  remainder of this page has been intentionally  left  blank.
Signature pages to follow.]


      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the day and year first set forth above.

ASSIGNOR:                TRANSMILLS L.L.C.,
                         a Nevada limited liability company

                         By:  TransMills Management Corp.,
                              a Nevada corporation, its managing
                              member


                              By: /s/John R Plunkett Jr.,President
                              Name:  John R Plunkett Jr
                              Title:  President


STATE OF NEVADA          )
                         ) ss.
COUNTY OFCLARK           )

      The foregoing was acknowledged before me this 29th day of January, 2004, by John R Plunkett Jr, the President of TransMills Management Corp., a Nevada corporation, the manager of TransMills, LLC, a Nevada limited liability company, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State of aforesaid, the day and year last above-written.

                              /s/ Teresa A Neuman
                                  Notary Public
[notary seal]


ASSIGNEE:                AEI INCOME & GROWTH
                         FUND XXI LIMITED PARTNERSHIP,
                         a Minnesota limited partnership

                         BY:  AEI FUND MANAGEMENT XXI, INC.,
                              a    Minnesota   corporation,   its
                              General Partner


                         By: /s/ Robert P Johnson
                                 Robert P. Johnson, its President


                         AEI NET LEASE INCOME & GROWTH
                         FUND XX LIMITED PARTNERSHIP,
                         a Minnesota  limited partnership

                         BY:  AEI FUND MANAGEMENT XX, INC.,
                              a    Minnesota   corporation,   its
                              General Partner


                         By: /s/ Robert P Johnson
                                 Robert P. Johnson, its President

STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

      The foregoing was acknowledged before me this 29 day of January, 2004, by Robert P. Johnson, the President of AEI Fund Management XXI, INC., a Minnesota corporation, the General Partner of AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State of aforesaid, the day and year last above-written.

                              /s/ Jennifer L Schreiner
                                  Notary Public

[notary stamp]

STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

      The foregoing was acknowledged before me this 29 day of January, 2004, by Robert P. Johnson, the President of AEI Fund Management XX, INC., a Minnesota corporation, the General Partner of AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State of aforesaid, the day and year last above-written.

                              /s/ Jennifer L Schreiner
                                  Notary Public
[notary stamp]






                           EXHIBIT "A"
                    LEGAL DESCRIPTION OF LAND


All of those lots or parcels of land located in Anne Arundel
County, Maryland and more particularly described as follows:

BEGINNING for the same at a point where the Easter boundary line of Block "E" Lot 5 intersects the Northern right-of-way of Arundel Mills Boulevard (Variable Width Public R/W) as shown on Administrative Plat 5 of 11 entitled "Arundel Mills-Block "A" Lot 1, Block "B" Lot 1, Block "d" Lots 2 and 6, Block "E" Lots 2 and 5, Block "F" Lots 1 and 2, Block "G" Lot 1 and Reserve Parcels "A" through "H", recorded among the Plat Records of Anne Arundel County, Maryland in Plat Book 232, Page 35, Plat No. 12161, thence leaving said point of beginning and running with an d binding on part of the Northern right-of-way line of said Boulevard, the following four (4) courses and distances, with all the courses and distances referenced to the Maryland N.A.D. 1983 North Grid Meridian, viz:

1.    North 86 degrees 12 minutes 09 seconds West 46.44 feet to
an iron pipe and cap set (Corp.          41), thence
2.   South 48 degrees 47 minutes 51 seconds West 28.28 feet to an
iron pipe and cap set                      (Corp. 41), thence

3.   North 86 degrees 12 minutes 26 seconds West 2.46 feet to an
iron pipe and cap set (Corp. 41)       at a point of curvature,
thence

4.   184.28 feet along the arc of a tangent curve to the left
having a radius of 1713.00 feet and             being subtended
by a chord bearing North 89 degrees 17 minutes 04 seconds West
184.19            feet, thence leaving the aforesaid right-of-way
line and running with and binding on the                division
line of Reserve Parcel "G" and the parcel of land now being
described as shown on         the Plat mentioned above, the
following six (6) courses and distances, viz:

5.    North 02 degrees 22 minutes 24 seconds West 92.14 feet

  6.  North 55 degrees 52 minutes 46 seconds East 2777.44 feet

     7.South 10 degrees 52 minutes 46 seconds West 19.39 feet

  8. South 34 degrees 07 minutes 14 seconds East 40.91 feet to a point of curvature, thence with a tangenet curve,

9. 66.18 feet along the arc of a curve to the right having a radius of 100.00 feet and being subtended by a chord bearing
South 15 degrees 09 minutes 39 seconds East 64.98 feet, to a point of tangency, thence with a tangent line,

10. South 03 degrees 47 minutes 56 seconds West 119.23 feet to a point of beginning

Containing 44,359 square feet of 1.018 acres of land more or less





                                                   Store No. 0470
                                                    Arundel Mills
                                    Anne Arundel County, Maryland




                              LEASE

                             BETWEEN

                       TRANSMILLS, L.L.C.
               A Nevada limited liability company


                               AND

                         STERLING INC.,
                       An Ohio corporation






                      Dated: April 26, 2001



                              LEASE
In consideration of the rents and covenants set forth below, Landlord (as hereinafter defined) hereby leases to Tenant (as hereinafter defined), and Tenant hereby leases from Landlord, the Premises (as hereinafter defined), upon the following terms and conditions:
                            ARTICLE1
                  FUNDAMENTAL LEASE PROVISIONS

The provisions in this Article shall be referred to in this Lease as the "Fundamental Lease Provisions."

1.1 EXHIBITS TO LEASE. The following exhibits are attached to and made a part of this Lease, and are incorporated herein by reference:

     EXHIBIT " A ". The description of the Premises.

     EXHIBIT "B". The site plan showing the location of the Premises and the Building, parking areas, driveways and common area and containing other general information relative to the development of the Premises Site (the "Site Plan").


     EXHIBIT "C". A list of the plans and specifications prepared and provided by
Tenant and approved by Landlord, wherein are detailed Landlord's Work (as hereinafter defined) in the Premises. Exhibit "C" shall include the plans and specifications for Tenant's satellite dish.

     Exhibit  "C-l  ". The list of items which comprise  Tenant's
Work (as hereinafter defined).

     Exhibit "D". The plans and specifications prepared and provided by Tenant and approved by Landlord, wherein are detailed
Tenant's exterior sign(s).

     Exhibit "E". The projected cost to perform Landlord's Work.
                              Exhibit    "F".   Tenant's    Trade
Fixtures which shall remain the personal property of Tenant and may be removed upon expiration or termination of this Lease.

     Exhibit "Q". The Prohibited Uses.

     Exhibit "H". The certification of gross sales.

1.2 DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Lease shall have the meanings listed in the Fundamental Lease Provisions.

Arundel Mills Purchase
and Sale Agreement:        shall   mean  that  certain  agreement
                    between Arundel Mills Residual Limited Partnership, as Seller, and Tenant, as buyer, entered into on or about October 13, 2000 whereby Tenant has the right to purchase the Premises.

Assignment Agreement:      shall   mean  that  certain  agreement
                    between Tenant, as assignor, and Landlord, as assignee, whereby Tenant has assigned to Landlord all of its rights and interest in and to the Arundel Mills Purchase and Sale Agreement and Landlord has agreed to Lease the Premises to and develop and construct the Premises for Tenant.

Building:                            shall  mean   the   building
               containing approximately 6,000 square feet of floor area and all improvements thereto (including Tenant's Work) to be constructed on the Premises and as identified on Exhibit "B" attached hereto.

Commencement Date:  shall  mean  the earlier of sixty  (60)  days after the Delivery Date or the day that Tenant opens for and conducts business in the Premises.


Construction Period:      shall  mean the period commencing  upon
                    the execution of this Lease and ending one hundred fifty (150) days following the later of i) the date of the Permit Approval Notice, or ii) the date Tenant is satisfied that the Roadway Improvements will be completed and provides notice to Landlord.

CPI: shall mean the revised Consumer Price Index for All Urban Consumers (1982-1984 = 100), U.S. City Average All Items promulgated by the Bureau of Labor Statistics of the United States Department of Labor.

CPI Adjustment:                         shall mean that fraction,
               the numerator of which shall be the CPI published for the month closest to, but prior to, the date of the adjustment, and the denominator of which shall be the CPI as of the date of the recordation of the deed pursuant to the Arundel Mills Purchase and Sale Agreement.

Deed Restrictions:  shall   mean   those   certain   restrictions
                    contained  in the Deed which transferred  the
                    Premises from Arundel Mills Residual  Limited
                    Partnership  to  Landlord  pursuant  to   the
                    Arundel Mills Purchase and Sale Agreement.



Delivery Date:      shall  mean  the date that Landlord  delivers
                    the Premises to Tenant with Landlord's Work substantially complete such that Tenant may reasonably enter the Premises to perform
                    Tenant's Work.





Fixed Monthly Rent:      12% of the Premises Cost (as detailed on
                    Exhibit  "E") divided by twelve,  subject  to
                    proration  and  adjustment  as  provided   in
                    Section 2.3.

Force Majeure:      shall mean the occurrence of one of the below
                    listed  events  which  prevents,  delays   or
                    hinders  the performance of any act  required
                    hereunder:  strikes, lockouts,  inability  to
                    procure   materials,   failure   of    power,
                    restrictive governmental laws or regulations, riots, insurrection, war, or any other reason of a like nature not the fault of the party delayed in performing work or doing any act required under the terms of this Lease.

Gross  Leasable  Area:          shall mean the number  of  square
feet of the Building.


Increase Date:      fifth  (5th)  anniversary of the Commencement
                    Date, and every five (5) years thereafter, including Renewal Terms.

Increase Percentage:          ten percent (10%).

Initial Term:       twenty (20) Lease Years and any Partial Lease
                    Years, commencing on the Commencement Date.

Landlord:           TransMills, L.L.C.
                    Attention: John R. Plunkett, Jr.
                    1605 Lake Las Vegas Parkway
                    Henderson, Nevada 89011
                    F AX: (702) 564-9886

With a copy to:

                    Stephen Shapiro, Esq.
                    420 East Carrillo Street
                    Santa Barbara, California 93101
                    F AX: (805) 965-8726


Landlord's Work:    shall mean the work to be performed by or  at
                    the direction of Landlord in constructing the
                    Premises,    the   Building    and    related
                    improvements, as more particularly specified in Article 15 below and Exhibit "C".

Lease Year:         shall   mean   a   period  of   twelve   (12)
                    consecutive calendar months during the  Term,
                    the  first of which shall begin on the  first
                    day    of   February   next   following   the
                    Commencement  Date, (unless the  Commencement
                    Date shall be the first day of February, in which event the first lease year shall begin on the Commencement Date ) and ending on the following January 31.

Maintenance Assessment:   shall have the same meaning as  is  set
                    forth in the Master Declaration.

Master Declaration:        shall   mean   that   certain   Master
                    Declaration of Easements, Covenants, Conditions and Restrictions recorded in the Land Records of Anne Arundel County, Maryland in Liber 9769, folio 701. as amended from time to time.

Partial Lease Years:      shall mean the period, if any, of fewer
                    than twelve (12) consecutive calendar months between the Commencement Date and the first day of the first Lease Year and the period, if any, of less than twelve (12) consecutive calendar months between the last day of the Lease Year and the expiration of the Term.

                    Permitting  Period:  shall  mean  the  period
               beginning on the date Landlord executes this Lease and ending on the Construction Commencement Date as defined in the Arundel Mills Purchase and Sale Agreement.
                    Permitted  Uses:      shall  mean  a   retail
               jewelry store operating under the trade name "Jared, The Galleria of Jewelry" and which is substantially identical (including, without limitation. with respect to store design, inventory and operations) to those certain Jared, The Galleria of Jewelry stores currently operating in the Baltimore, Maryland and Washington, D.C. regions; provided, however, Tenant may operate the Premises under a different trade name so long as all Jared. The Galleria of Jewelry stores in the Baltimore, Maryland and Washington, D.C. regions are operating under such modified trade name; or such other uses as permitted by Section 3.1.

Plans and Specifications:       shall   mean   the   plans    and
                    specifications for the construction of the Premises, a list of which is attached hereto as Exhibit "C", as the same may be modified by written agreement by and between Landlord and Tenant.

Premises:           that  certain real property more particularly
                    described  in  Exhibit A" which is  generally
                    depicted  as  Parcel E-4 on  the  Site  Plan,
                    together   with  all  improvements   thereon,
                    located  in  Anne Arundel County ,  Maryland.
                    The Premises shall include the right of Tenant, together with its employees, agents, customers, business invitees, business guests and licensees, to use that certain non-exclusive, perpetual easement for pedestrian and vehicular traffic, ingress and egress to and from the Premises and those certain tracts or parcels of land designated as Parcel E-3 and Parcel E-5 on the Site Plan over all portions of the Entrance Driveway
                    (as depicted on the Site Plan) and all access drives, access roads and other improvements installed for purposes of affording access, ingress and egress, which are located from time to time on the Premises, Parcel E-3 and Parcel E-5.

Premises Cost:      shall  mean  the  cost to perform  Landlord's
                    Work, which cost is computed on Exhibit "E" attached hereto and made a part hereof, subject to adjustment as provided in Article
                    2.3.

Premises  Site:             shall  mean  the  land  described  on
Exhibit " A ".

Promotion Assessment:    shall mean the annual assessment for the
                    purpose of advertising and promoting businesses to be conducted upon the Premises and the other properties in the development where the Premises are located as provided in
                    Article 7 of the Master Declaration.

Renewal Terms:           two (2) terms of five (5) year(s) each.

Roadway Improvements:    shall mean those certain improvements to
                    be made to Arundel Mills Boulevard and the 1-
                    295 interchange with Arundel Mills Boulevard

Seller:                    shall  mean  Arundel  Mills   Residual
Limited Partnership.

Sign Drawings:      shall  mean the plans and specifications  for
                    Tenant's exterior sign(s) on the Premises, in the form of Exhibit "D", as the same may be modified by written agreement by and between Landlord and Tenant.






Tenant:             Sterling Inc.
                    375 Ghent Road
                    Akron, Ohio 44333
                    Attn: Real Estate Department
                    F AX: (330) 668-5050

                    With copies to:

                    Brouse McDowel1 LP A
                    1001 Lakeside Avenue, Suite 1600
                    Cleveland, Ohio 44114
                    Attn: David A. Lum, Esq.
                    F AX: (216) 830-6807

Tenant's Work:      shall  mean the work, if any, to be performed
                    by or at the direction of Tenant in flXturing the Premises as more specifically identified on Exhibit "C-l ". attached hereto.

Trade Fixtures:     those  items listed on attached Exhibit  "F".
                    which are and shall remain the personal property of Tenant.

                            ARTICLE2
                          TERM AND RENT

     2.1 TERM. The Initial Term of this Lease shall be as set forth in the Fundamental Lease Provisions. Provided Tenant is not then in default under this Lease, Tenant shall have the option to extend the Initial Term by the number of successive Renewal Terms described in the Fundamental Lease Provisions by giving Landlord written notice of its election to extend the term of this Lease by the succeeding Renewal Term not less than one hundred eighty
(180) days prior to expiration of the Initial Term or the then-running Renewal Term, as the case may be. Excepting the amount of the Fixed Monthly Rent, as adjusted, the terms and conditions of this Lease shall apply during each Renewal Term. The Initial Term, as it may be extended by one or more Renewal Terms, shall be hereinafter referred to as the "Lease Term."

     2.2 Intentionally Omitted.

     2.3 FIXED MONTHLY RENT For the use and occupancy of the Premises, Tenant shall pay Landlord the Fixed Monthly Rent, in advance and without demand, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter during the Lease Term, without any offset or deduction except as specifically provided for herein. The Fixed Monthly Rent in effect immediately prior to the Increase Date shall increase by the


Increase Percentage on each Increase Date. Should the Lease Term commence on a day other than the first day of a calendar month, then the rental for such first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month at an amount equal to 1/30th of the Fixed Monthly Rent for each day. Should the Lease Term end on a day other than the last day of a calendar month, then the rental for such fractional month shall be computed on a daily basis at an amount equal to 1/30th of the Fixed Monthly Rent for each day. Tenant shall pay Landlord the Fixed Monthly Rent in lawful money of the United States at the address for Landlord set forth in the Fundamental Lease Provisions, or to such other persons or at such other places as Landlord may designate in writing to Tenant. Landlord and Tenant acknowledge that the Premises Cost computation on Exhibit "E" is an estimate, and agree to supplement and/or amend Exhibit "E" after the Premises Cost is actually detennined. Landlord and Tenant shall retroactively adjust the Fixed Monthly Rental payments once the computation of Exhibit "E" has been finalized. In the event the cost of developing and constructing the Premises, including the Building and related improvements, increases as a result of a change in the Plans and Specifications requested by Tenant or an unforeseen event or circumstance beyond the control of the parties hereto, such increase in cost shall, at the option of Tenant, (i) be paid by Tenant; or (ii) be added to the Premises Cost and Fixed Monthly Rent shall be adjusted accordingly; provided, however, that if the additional cost of developing and constructing the Premises is due to the gross negligence or willful misconduct of Landlord, then Tenant shall have no liability therefor and the Premises Cost and Fixed Monthly Rent shall not be increased as a result thereof, such cost being the sole responsibility of Landlord.

     2.4 ADDITIONAL RENT. In addition to the Fixed Monthly Rent, as increased, Tenant .?i shall pay to the parties respectively entitled thereto all insurance premiums, Taxes (as defined in .:;
Article 4), the Maintenance Assessment (as defined in Section 2.8), the Promotion Assessment (as defined in Section 2.8), operating charges, maintenance charges, construction costs, reasonable accounting and legal fees, and any other charges, costs and expenses which arise or may be contemplated under any provision of this Lease during the Lease Term (collectively , the "Additional Rent"). Tenant shall furnish to Landlord, promptly after payment of any Taxes or insurance premiums, and, with respect to any other Additional Rent, promptly upon request of Landlord, official receipts or other satisfactory proof evidencing payment of such Additional Rent. Upon Tenant's failure to pay such Additional Rent on more than one occasion during any twelve month period, where after written notice thereof from Landlord to Tenant such second event of failure shall continue for a period of ten (10) days, Landlord shall have the option to require Tenant to deposit with Landlord (i) funds sufficient for the payment of the current Additional Rent required to be paid by Tenant hereunder, and (ii) one-twelfth of the current annual or annualized Additional Rent, as the case may be (or those of the preceding years if the current amounts thereof have not been fixed), in advance and on the same day upon which the Fixed Monthly Rent is due.

     2.5 LATE CHARGE. If any installment of the Fixed Monthly Rent, or any other payment provided for under this Lease which is payable by Tenant, is not received by Landlord within ten (10) days after written notice from Landlord to Tenant that such payment is overdue, Tenant shall pay Landlord an amount equal to 4% of the overdue amount as a late charge (the "Late Charge"). Landlord and Tenant agree that the Late Charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment by Tenant. Acceptance of the Late Charge by Landlord shall not constitute a waiver of Tenant' s default, if any. with respect to the overdue amount. nor prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease.

     2.6 INTEREST ON OVERDUE AMOUNTS. The Fixed Monthly Rent. the Additional Rent and all other amounts due Landlord under this Lease which are not paid when due shall bear interest at a per annum rate equal to the prime rate of interest charged by the then largest chartered bank in the state where the Premises is located plus 2% from the date due until paid; provided. however. that if such rate shall exceed the lawful rate of interest which Landlord is entitled to charge under applicable law. then the per annum rate of interest on any such overdue amounts shall be the maximum rate permitted by applicable law.

     2. 7 NET LEASE. This Lease is what is commonly called a "triple net lease..' it being understood that Landlord shall receive the Fixed Monthly Rent free and clear of any and all Taxes. other Additional Rent. liens. charges, liabilities or expenses of any nature whatsoever incurred in connection with the ownership and operation of the Premises.

     2.8 MAINTENANCE AND PROMOTION ASSESSMENT. Landlord and Tenant understand and acknowledge that there may be a certain Maintenance Assessment and Promotion Assessment against the Premises pursuant to the Deed Restrictions. Master Declaration or other documents affecting the Premises. Such Assessments shall be the sole responsibility of Tenant during the term of this Lease and shall be paid by Tenant as and when such Assessments become due and payable. The rights and responsibilities pursuant to such Assessments shall "pass-through" to Tenant and shall be binding on and inure to the benefit of Tenant. Landlord shall cooperate with Tenant to seek enforcement of any rights or remedies with respect to such Assessments.

     2.9 Intentionally omitted

                            ARTICLE 3

                       USE OF THE PREMISES

     3.1 USE OF THE PREMISES. Tenant shall use the Premises solely for the Permitted Uses or any other lawful purpose; provided. however, that any such use shall be for a single commercial purpose only. shall be subject to all matters of record. and shall not diminish the value of the Premises or violate any applicable zoning codes. the Master Declaration. the Prohibited Uses (as set forth on attached Exhibit .'G"), or any existing exclusive or restrictive uses which Seller or its affiliates may grant for the benefit of another owner or occupant of the development of which the Premises are a part.

     3.2 CONDITION OF PREMISES. Subject to the due diligence periods and contingency periods provided in this Lease, except as otherwise provided in this Lease including. but not limited to.
Article 15 hereof. Tenant accepts the Premises in its ''as is.' condition and acknowledges that Landlord makes no warranty with respect to the Premises.


     3 .3 COMPLIANCE WITH LAW.

     3.3.1 Tenant shall, at Tenant's sole expense, comply in all MATERIAL respects with all applicable laws, ordinances, orders, rules, or regulations of any governmental authorities and with any directive of any public officer which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupation thereof or signage thereon, including, without limitation, any governmental law or statute, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect relating to the environment, health or safety .

     3.3.2 Tenant shall not use or permit the Premises to be used in any manner which will result in waste, reasonable wear and tear and casualty damage (to the extent not required to be repaired or restored by Tenant pursuant to this Lease) excepted, or the creation of a nuisance, and Tenant shall maintain the Premises free of any objectionable noises, odors, or disturbances.

     3.4 ENVIRONMENTAL COMPLIANCE. Excepting acts or omissions of
Landlord  or  its  agents,  for  which  Tenant  shall   have   no
liabilities, Tenant acknowledges the following:

                              3.4.1  Tenant shall,  at  its  sole
cost and expense at all times during the Term, comply in all respects with the Environmental Laws (as defined below) in its use and operation of the Premises.

     3.4.2 Tenant shall not use the Premises for the purpose of storing Hazardous Materials .1 (as defined below) except those Hazardous Materials commonly used in the type of business, being conducted by Tenant on the Premises and provided such use and storage is in full compliance with the Environmental Laws and other applicable law, and shall not cause the release of any Hazardous Materials.

     3.4.3 Tenant shall notify Landlord promptly and in reasonable detail in the event that Tenant becomes aware of or suspects (i) the presence of any Hazardous Materials on the Premises (other than any Permitted Hazardous Materials, as defined below), or (ii) a violation of the Environmental Laws on the Premises.

     3.4.4 If Tenant uses or permits the Premises to be used so as to subject Tenant, Landlord or any occupant of the Premises to a claim of violation of the Environmental Laws (unless contested in good faith by appropriate proceedings), Tenant shall, at its sole cost and expense, immediately cease or cause cessation of such use or operations and shall remedy and fully cure any conditions arising there from.

     3.4.5 At its sole cost and expense, Tenant shall (i) immediately pay, when due, the cost of compliance with the Environmental Laws within the Premises required as a result of any acts or omissions of Tenant, or as otherwise required by this Lease, and (ii) keep the Premises free of any liens imposed pursuant to the Environmental Laws. Tenant shall, at all times, use, handle and dispose of any Permitted Hazardous Material in a commercially reasonable manner and in compliance with the Environmental Laws and applicable industry standards. Tenant shall cooperate with Landlord in any program between Landlord and any governmental entity for proper disposal and/or recovery of any Permitted Hazardous Material.

     3.4.6 Tenant shall indemnify, save and hold Landlord harmless from and against any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation of the covenants of Tenant contained in this Section by Tenant, or out of any violation of the Environmental Laws by Tenant, its owners, employees, agents, contractors, customers, guests and invitees, which indemnity obligation shall survive the expiration or termination of this Lease.

     3.4.7 In the event that Tenant fails to comply with the any of the foregoing requirements of this Section, after the expiration of the cure period permitted under the Environmental Laws, if any, Landlord may, but shall not be obligated to (i) elect that such failure constitutes a default under this Lease; and/or (ii) take any and all actions, at Tenant's sole cost and expense, that Landlord deems necessary or desirable to cure any such noncompliance. Tenant shall reimburse Landlord for any costs incurred by Landlord in exercising its options under this subsection within five (5) days after receipt of a bill therefor.

     3.4.8 Landlord shall indemnify, save and hold Tenant harmless from and against any claim, liability, loss damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of or in any way relating to any violation of the Environmental Laws by or the existence or presence of Hazardous Materials on the Premises due to the acts or omissions of Landlord, its owners, employees, agents, contractors, invitees or representatives, which indemnity obligation shall survive the expiration or termination of this Lease.

     3.4.9 Landlord acknowledges and covenants that in the event that through no fault of Tenant, Tenant's use, occupancy and enjoyment of the Premises ("Occupancy") shall be materially interfered with by reason of the existence or remediation of any Hazardous Materials for a period of two (2) years or more, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord of its election to do so, whereupon this Lease shall automatically terminate and end effective as of the date of such notice and neither party shall have any further obligations hereunder; PROVIDED, HOWEVER, Landlord may nullify Tenant's notice of termination if at the time such notice is given Landlord shall be diligently prosecuting the rectification of such Hazardous Materials interference and thereafter completes the rectification in accordance with all applicable governmental laws, codes, regulations and requirements within one (I) year after the date of Tenant's termination notice, whereupon this Lease shall continue in full force and effect in accordance with its terms. During any time period where Tenant's Occupancy is so interfered, Landlord and Tenant agree to work together and cooperate with one another to rectify and remediate any Hazardous Materials existing on the Premises and to recover any and all costs and expenses related thereto from the party responsible for such Hazardous Materials.

                              3.4.10   The  provisions  of   this
Section shall survive the expiration or termination of the  Lease
Term.


     Capitalized terms used in this Section and not otherwise defined herein shall have the following meanings.

     "HAZARDOUS MATERIALS" means any of the following as defined by the Environmental Laws: solid wastes; medical or nuclear waste or materials; toxic or hazardous substances; natural gas, liquefied natural gas or synthetic fuel gas; petroleum products or derivatives, wastes or contaminants (including, without limitation, polychlorinated biphenyls); paint containing lead; urea-formaldehyde foam insulation; asbestos (including, without limitation, fibers and friable asbestos); explosives; discharges of sewage or effluent; and any other substance, gas or other material regulated by federal, state, local or other governmental laws, ordinances, or restrictions.

     "ENVIRONMENTAL LAWS" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including all requirements imposed by any law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority, which relate to (i) noise; (ii) pollution or protection of the air, surface water, ground water, or land;
(iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; or (v) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

     "PERMITTED HAZARDOUS MATERIAL" means any Hazardous Materials which are necessary and commercially reasonable for the provision of any good or service related to; the Permitted Uses, provided the use and storage thereof is in full compliance with the Environmental Laws and other applicable laws.

     3.5 PERMITS AND LICENSES. After Tenant's acceptance of Landlord's delivery of the Premises, Tenant shall be solely responsible to apply for and secure any building permit or permission of any duly constituted authority for the purpose of doing any of the things which Tenant is required or permitted to do under the provisions of this Lease.

                            ARTICLE 4
                       TAXES AND UTILITIES

     4.1 PAYMENT OF TAXES. Tenant shall pay the Taxes (as defined in the following Section) applicable to the Premises during the Lease Term. Landlord shall provide Tenant with copies of any tax bills applicable to the Premises promptly after receipt of such bills. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment.


Tenant shall promptly furnish Landlord with satisfactory evidence that such Taxes have been paid. If any such Taxes paid by Tenant shall cover any period of time prior to, or after the expiration of, the Lease Term, Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such Taxes, Landlord shall have the right (but not the obligation) to pay the same, in which case Tenant shall repay such amount plus any penalties and interest resulting there from to Landlord within five (5) days after receipt of a bill therefor.

     4.2 DEFINITION OF "TAXES". As used herein, the term "TAXES" shall include:

     4.2.1 any form of real estate tax or assessment, special taxes and assessments, ad valorem tax or gross receipts tax imposed by any authority having the direct or indirect power to tax, including any city , county, state, or federal government, or any school, agricultural, sanitary , fire, street, drainage, or other improvement district thereof, on, against or with respect to the Premises, this Lease, any legal or equitable interest of Landlord or any superior landlord in the Premises, or in the real property of which the Premises are a part, Landlord's right to rent or other income there from and Landlord's business of leasing the Premises;

     4.2.2 any tax, fee, levy, assessment, penalty, interest or other charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment, or charge hereinabove included within this definition of Taxes, or (ii) any tax or increase in any tax which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises to Tenant, or (iii) any tax or increase in tax which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof; and


     4.2.3 all inspection fees, taxes, bonds, permits, certificates, assessments and sales, use, property or other taxes, fees or tolls of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed against Landlord or Tenant by any federal, state, county or local governmental authority upon or with respect to the Premises, or the use thereof, or upon the possession, leasing, use, operation or other disposition thereof, or upon the rents, receipts or earnings arising there from or upon or with respect to this Lease; and

     4.2.4 all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere, which Tenant shall cause to be separately assessed and billed directly to Tenant. .

Tenant shall pay when due, and indemnify and hold Landlord harmless from and against, any Taxes. Notwithstanding the foregoing, the term "TAXES" shall not include any general income taxes, inheritance taxes, and estate taxes imposed upon Landlord.

     4.3 TENANT'S RIGHT TO CONTEST TAXES.

     4.3.1 Tenant shall have the right, at its sole cost and expense, to contest the amount or validity, in whole or in part, of any Taxes by appropriate proceedings diligently conducted in good faith, but no such contest shall be carried on or maintained by Tenant after the time limit for the payment of any Taxes unless Tenant shall (i) pay the amount involved under protest;
(ii)


procure and maintain a stay of all proceedings to enforce any collection of any Taxes, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money, or by such undertaking, as may be required or permitted by law to accomplish such stay; or (iii) deposit with Landlord, as security for the performance by Tenant of its obligations hereunder with respect to such Taxes, 120% of such contested amount or such other reasonable security as may be reasonably demanded by Landlord to insure payment of such contested Taxes and all penalties, interest, costs and expenses which may accrue during the period of the contest. Upon the termination of any such proceedings, Tenant shall pay the amount of such Taxes or part thereof, as finally determined in such proceedings, together with any costs, fees (including all reasonable attorneys' fees and expenses), penalties or other liabilities in connection therewith; provided, however, that if Tenant has deposited cash or cash equivalents with Landlord as security under clause (iii) above, then, so long as no default exists under this Lease, Landlord shall arrange to pay such Taxes (or part thereof) together with the applicable costs, fees and liabilities as described above out of such cash or cash equivalents and return any unused balance, if any, to Tenant. Otherwise, Landlord shall return to Tenant all amounts, if any, held by or on behalf of Landlord which were deposited by Tenant in accordance with such clause (iii). In the event enforcement proceedings are commenced with respect to any unpaid Taxes during a contest by Tenant, Landlord shall have the right to pay all amounts which are subject to such enforcement proceedings and Tenant shall reimburse Landlord for such amounts within five (5) days after receipt of written demand therefor from Landlord. Tenant shall indemnify and hold harmless Landlord from any increase in Taxes resulting from Tenant's exercise of its right to contest Taxes.

     4.3.2 Tenant shall have the right, at its cost and expense, to seek a reduction in the c valuation of the Premises as assessed for tax purposes and to prosecute any action or proceeding in connection therewith. Provided Tenant is not in default hereunder, Tenant shall be authorized to retain any tax refund of any tax paid by Tenant.

     4.3.3 Landlord agrees that whenever Landlord's cooperation is required in any proceeding brought by Tenant to contest any tax, Landlord will reasonably cooperate therein, provided same shall not entail any cost, liability or expense to Landlord. Tenant shall pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord to the risk of any civil liability or the risk of any criminal liability , and Tenant shall give such reasonable indemnity or security to Landlord as may reasonably be demanded by Landlord to insure compliance with the foregoing provisions of this Section.

     4.4 PAYMENT OF UTILITIES. Tenant shall pay to the utility companies or other parties entitled to payment the cost of all water, heat, air conditioning, gas, electricity, telephone, and other utilities and services provided to or for the Premises, including, without limitation, connection fees (unless provided for on Exhibit "F") and taxes thereon.

                            ARTICLE 5
                  INSURANCE AND INDEMNIFICATION

     5.1 TENANT'S INSURANCE. From and after taking possession of the Premises, Tenant shall carry and maintain, at its sole cost and expense, the following types and amounts of insurance:


Insurance Type        Amount of Coverage             Risks Covered

Commercial General $1,000,000 per occurrence and  personal injury, bodily
Liability          $2,000,000 in the aggregate    injury property damage and
                   per location                   contractual liability

Property Damage   full replacement value         "all risk",including sprinkler
(including earthquake                             damage
and flood if required by
Landlord)

Business Interruption not less than 12 installments loss of earnings by at least
                      Fixed of Monthly Rent         the least the perils of fire
                                                    and lightning,extended
                                                    coverage, vandalism,
                                                    malicious mischief and
                                                    sprinkler leakage

Worker's compensation  as required by law
Boiler and Machinery   in an amount reasonably acceptable
                       to Landlord


     5.2 POLICY FORM.

     5.2.1 Tenant shall obtain all policies of insurance required by Section 5.1 from insurance companies reasonably acceptable to Landlord which are qualified and admitted to do business in the jurisdiction where the Premises are situated. All such policies shall be issued in the name of Tenant, and, if requested by Landlord, Landlord, and any mortgagee or beneficiary of Landlord or such other parties as required under any matter of record, shall also be named as additional insureds. In addition, all such policies providing coverage for physical damage shall include loss payee and mortgagee endorsement in favor of Landlord and Landlord's mortgagee or beneficiary , respectively and as applicable. The Tenant shall cause copies of such policies of insurance or originally executed certificates thereof to be delivered to Landlord prior to Landlord's execution of this Lease, and not less than thirty (30) days prior to any renewal thereof. As often as any such policy shall expire or terminate, Tenant shall procure and maintain renewal or additional policies with like terms. None of such policies shall contain any co-insurance requirements and all such policies shall provide for written notice to Landlord and any mortgagee or beneficiary of Landlord not less than thirty (30) days prior to any modification, cancellation, lapse, or reduction in the amounts of insurance, and shall further provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or part of the payment of such loss. All general liability , property damage, and other casualty policies shall be written on an occurrence basis as primary policies, not contributing with or in excess of coverage which Landlord may carry .The insurance limits set forth in this Article 5 are subject to such reasonable increases as requested by Landlord.

     5.2.2 Tenant's obligations to carry the insurance provided for above may be brought within the coverage of an "umbrella" policy or policies of insurance carried and maintained by Tenant; provided, however, that such policy or policies shall (i) have limits of not less than $10,000,000, (ii) name Landlord and any mortgagee or beneficiary of Landlord as additional insureds as their interests may appear, and (iii) provide that the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policies. Tenant agrees to permit
Landlord at all reasonable times to inspect any policies of insurance of Tenant which Tenant has not delivered to Landlord.

     5.3 SUBROGATION- WAIVER. Landlord (for itself and its insurer) hereby waives any rights, including rights of subrogation, and Tenant (for itself and its insurer) hereby waives any rights, including rights of subrogation, each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case maybe, to their respective property, the Premises or its contents that are caused by or result from risks insured against under any insurance policies required to be carried by the parties under this Lease or carried by the parties hereto and in force at the time of any such damage. The foregoing waivers of subrogation shall be operative only so long as available in the jurisdiction where the Premises are located and so long as no policy of insurance is invalidated thereby.

     5.4 PAYMENT OF INSURANCE. In the event that Tenant shall fail to obtain the insurance policies required hereunder or to pay the premiums due for the insurance policies required hereby, Landlord shall have the right, but not the obligation, to procure or to pay the same in which case Tenant shall repay such amount plus any penalties or additional amounts resulting there from to Landlord within five (5) days after receipt of a bill therefor.
     5.5 INSURANCE USE RESTRICTIONS. Tenant shall not carry any stock or goods or do anything in, on, or about the Premises which will substantially increase the insurance rates upon the building of which the Premises are a part.

     5.6 INDEMNIFICATION.

                              5.6.1  Subject to Subsection  5.6.3
below, Tenant shall indemnify Landlord for, defend Landlord against, and save Landlord harmless from any liability, loss, cost, injury, damage or other expense or risk whatsoever, including reasonable attorneys' fees, that may occur or be claimed by or with respect to any person(s) or property on or about the Premises and resulting directly or indirectly from:
     (a) the use, occupancy, possession, operation, maintenance or management of the Premises by Tenant or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons;

     (b) any work or thing done by Tenant, its employees, agents or licensees, in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises (other than work by Landlord);

     (c)  the   condition,  including  environmental   conditions
          (unless such conditions were pre-existing or caused by a party other than Tenant), of the Premises or any part thereof;

     (d) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

     (e) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto.

     5.6.2 [Intentionally Omitted]

     5.6.3 Landlord shall indemnify and save Tenant harmless from and against any and all claims, demands, actions, damages, liability and expense, including reasonable attorneys' fees, in connection with the loss, damage, or injury to persons or property whether for injuries to persons or loss of life, or damage to property, arising in connection with the negligence or intentional misconduct of the Landlord, Landlord's agents, employees, or contractors.


                            ARTICLE 6
                    MAINTENANCE AND REP AIRS

     6.1 TENANT'S OBLIGATIONS.

     6.1.1 Tenant shall, at its sole cost and expense, maintain in good repair, order, and serviceable condition the Premises and every part thereof, including, without limitation, every part of the interior and exterior portions of the Building, including its roof, walls, all windows, doors, storefronts, plate glass, interior walls, and structural elements thereof and all painting thereof; all plumbing, ventilation, heating, air conditioning, and electrical systems and equipment in, on, or exclusively serving the Premises; and all exterior improvements including, without limitation, landscaping, light poles, signage and parking lot areas which are part of the Premises. Tenant shall be obligated to make replacements at the Premises when reasonably necessary and .


such replacements shall be, to the extent reasonably practicable, with materials of a quality comparable to those initially installed. Subject to Landlord's satisfaction of the conditions set forth in Section 6.2.1, Tenant shall not make any claim or demand upon or bring any action against Landlord for any loss, cost, injury, damage or expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof.

     6.2 LANDLORD'S OBLIGATIONS. Excepting Landlord's duties and obligations under Article 15 hereof, Landlord shall have no obligation to repair and maintain the Premises, nor any improvements or equipment thereon, whether interior or exterior, structural or nonstructural, ordinary or extraordinary. Except as otherwise provided in this Lease, Tenant expressly waives the benefit of any statute or law now or hereafter in effect which would otherwise afford Tenant the right to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition, and repair, or the right to repair and offset the cost related thereto against rent.

     6.2.1. Landlord shall obtain in the name of Tenant and Landlord warranties, to the extent available, on all materials, fixtures, and equipment incorporated in or on the Premises (the "Warranties"). Further, in the event Tenant is not deemed a third-party beneficiary or a direct assignee of the contract(s)
Landlord   enters   into   with  its   contractors   ("Landlord's
Contractor's") in connection with Landlord's Work, Landlord shall take such action as may be reasonably necessary to enable Tenant to make any demand upon or claim upon or bring any action against Landlord's Contractors (i) for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof or (ii) to enforce the Warranties.

     6.3 LANDLORD'S RIGHTS. If Tenant refuses or neglects to make repairs or maintain the Premises, or any part thereof, in a manner reasonably satisfactory to Landlord, without prejudice to any other remedy Landlord may have hereunder, upon giving Tenant ten (10) days prior written notice, Landlord shall have the right to enter the Premises and perform such maintenance or make such repairs on behalf of and for the account of Tenant. In the event Landlord so elects, Tenant shall pay the cost of such repairs, maintenance, or replacements within five (5) days following receipt of a bill therefor. Tenant agrees to permit Landlord or its agent to enter the Premises, upon reasonable notice to Tenant and in the presence of Tenant's store manager during normal business hours, for the purpose of inspecting the Premises. Provided Landlord uses its best efforts to notify Tenant, Landlord shall have the right to enter the Premises in the event of an emergency.

                            ARTICLE 7
                           ALTERATIONS

     7.1 CONSENT TO ALTERATIONS. Tenant may make any interior non-structural alterations, replacements, additions, changes and improvements to the Premises that Tenant, in its sole discretion,
deems  advisable.  Subject  to  the  prior  written  consent   of
Landlord, which consent shall not be unreasonably withheld, Tenant may, at its sole cost and expense, make any alterations, replacements, additions, changes, and improvements (collectively referred to in this


Article as " Alterations") to the Premises, other than interior non-structural Alterations, as it may find necessary or convenient for its purposes, together with copies of all architectural plans and specifications relating to any such Alteration. Notwithstanding the foregoing, Landlord's consent with respect to any structural Alterations to the Premises, including the foundations, structural walls, roof, roof membrane, utilities and/or building systems, may be conditioned upon Tenant's removing any such Alterations upon the expiration or termination of the Lease Term and restoring the Premises to the condition which existed on the date Tenant took possession, subject to normal wear and tear.

     7 .2 REMOVAL OF ALTERATIONS. Except as set forth in Subsection 7.2.1 below, all Alterations made on the Premises shall become the property of Landlord at the expiration or termination of the Lease Term and shall be surrendered with the Premises.


                              7.2.1 All signs, furnishings, trade
fixtures, inventory, equipment and other removable property, including but not limited to Tenant's Trade Fixtures, as listed on Exhibit "F" attached hereto, installed in or on the Premises by Tenant, shall remain the personal property of Tenant, shall not be subject to any Landlord's lien or lien or security interest against the property of Landlord, and shall be removed by Tenant not later than fifteen (15) days after the termination or expiration of this Lease, provided that Tenant shall repair any damage caused by removal of its personal property or vault or which is structural in nature. If, however, any such personal property of Tenant is not removed on or before the fifteenth
(15th) day following the termination of this Lease, Landlord shall provide written notice to Tenant and if such property is not removed within ten ( 10) days of receipt of such notice such property , Landlord may remove and store such property at Tenant's cost and expense.

     7 .3 ALTERATIONS REQUIRED BY LAW. Subsequent to Tenant's acceptance of Landlord's delivery of the Premises, Tenant shall, at its sole cost and expense, make any Alteration, Structural or otherwise, to or on the Premises, or any part thereof, which may be necessary or required by reason of any law, rule, regulation, or order promulgated by competent government authority.

     7  .4  GENERAL  CONDITIONS  RELATING:  TO  ALTERATIONS.  Any
Alteration shall be subject to the following conditions:

                              7.4.1   No   Alteration  shall   be
undertaken until Tenant shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction.

     7.4.2 [Intentionally Omitted]

     7.4.3 Any Alteration shall be made promptly and in a good workmanlike manner, by properly qualified and licensed personnel, and in compliance with all applicable permits and authorizations and building and zoning laws and all laws, and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Premises.

     7.4.4 No Alteration shall tie-in or connect the Premises or any improvements thereon with any property outside the Premises without the prior written consent of Landlord.

     7.4.5 No Alteration shall reduce the value of the Premises or impair the structural integrity of any building comprising a part of the Premises.



     7.5 LIENS In connection with Alterations or otherwise, Tenant shall do all things reasonably necessary to prevent the filing of any liens or encumbrances against the Premises, or any part thereof, or upon any interest of Landlord or any mortgagee or beneficiary under a deed of trust or any ground or underlying lessor in any portion of the Premises, by reason of labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien or encumbrance shall at any time be filed against all or any portion of the Premises, Tenant shall either cause same to be discharged of record within twenty (20) days after the date of filing of same or Tenant's receipt of written notice from Landlord or, if Tenant in good faith determines that such lien should be contested, Tenant shall either (i) bond over such lien in accordance with applicable law in an amount sufficient to remove the subject liens as a matter of record, or (ii) furnish such security as Landlord shall determine to be necessary and/or required to prevent any foreclosure proceedings against all or any portion of the Premises during the pendency of such contest. If Tenant shall fail to discharge or bond over such lien or encumbrance or fail to furnish such security within such period, then, in addition to any other right or remedy of Landlord resulting from said default of Tenant, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is or may be prescribed by law, and Tenant agrees to reimburse Landlord within five (5) days after demand for all costs, expenses, and other sums of money spent in connection therewith.


     7.6 SIGNS. Tenant shall have the right to install and maintain a sign or signs on all fascia of the Premises; provided, however, that any exterior signage shall not represent more than one trade name. In addition, Tenant shall have the right to install a sign on the rear of the Premises. All such signs shall comply with all requirements of (i) appropriate governmental authorities; and (ii) agreements or restrictions of record (or disclosed to Tenant before its execution of this Lease) running with the Premises. All necessary permits, licenses or approvals required by agreements or restrictions identified in item (ii) of the previous sentence shall be obtained by Tenant. Tenant shall maintain its signs in good condition and repair at all times, and shall save the Landlord harmless from injury to person or property arising from the erection and maintenance of said signs. Upon vacating the Premises, Tenant shall remove all signs and repair all damage caused by such removal including restoring areas occupied by the Signs to the extent reasonably practicable to the condition existing prior to such removal. Landlord covenants and warrants that it has approved Tenant's signs and the Sign Drawings attached hereto as Exhibit
D prior to or simultaneously with its execution of this Lease.

                            ARTICLE8
           DAMAGE, DESTRUCTION, OBLIGATION TO REBUILD

     8.1 OBLIGATION TO REBUILD. If any portion of the Premises is damaged or destroyed by fire or other casualty, Tenant shall forthwith give notice thereof to Landlord. Tenant shall promptly obtain an estimate from a licensed architect or contractor of the cost to complete such repair, restoration, rebuilding or replacement, and Tenant shall, at its sole cost and expense, promptly repair, restore, rebuild or replace the damaged or destroyed improvements, fixtures or equipment, and complete the same as soon as reasonably possible, to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by law. In such event, Landlord shall, to the extent and at the times the proceeds of the insurance are made available to Landlord, and only so long as Tenant shall not be in default under this Lease, reimburse Tenant for the costs of making such repairs, restoration, rebuilding and replacements as they are completed, but not more often than once each month, upon receipt of a written request therefor, which request shall be accompanied by a certification from Tenant's architect certifying as to completion of the work for which reimbursement is being requested. To the extent, if any, that the proceeds of insurance made available by Landlord are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, Tenant shall pay the remainder. Any surplus of insurance proceeds over the cost of restoration, net of all reasonable expenses incurred by Landlord in connection with the administration thereof, shall be promptly paid over to Landlord. Tenant hereby waives any statutory right relating to casualties, it being understood and agreed by the parties that the provisions of this Article 8 shall govern and control in all events.

                              8.1.1      Notwithstanding      the
foregoing, in the event Tenant is unable to obtain any necessary governmental approvals, authorizations or permits, despite Tenant's diligent pursuit of same, three hundred sixty (360)
calendar days from the date of such fire or casualty (such period not to include unreasonable delays caused by Tenant), Tenant shall have the option to terminate this Lease. In the event Tenant elects to so terminate, Tenant shall pay to Landlord the difference, if any, between the insurance proceeds received by Landlord and the unamortized portion of the Premises Cost.

     8.2 CASUALTY DURING LAST EIQHTEEN (18) MONTHS. Notwithstanding anything to the contrary in this Article 8, if the Premises is damaged or destroyed by fIfe or other casualty during the last eighteen (18) months of the Initial Term or the then-running Renewal Term such that twenty-five percent (25%) or more of the Premises are rendered unuseable by Tenant, Tenant may elect not to rebuild and to terminate this Lease; provided that Landlord shall receive insurance proceeds in the full amount of the casualty loss and the difference, if any, between the insurance proceeds received by Landlord and the unamortized portion of the Premises Cost.

     8.3 Intentionally Omitted.



     8.4  INSURANCE  PROCEEDS. NOTWITHSTANDING  anything  to  the contrary contained herein, any reference to casualty insurance and/or insurance proceeds shall mean insurance payable with respect to the Building on the Premises. Any insurance with respect to Tenant's Trade Fixtures or other personal property of Tenant shall be, and remain, the property of Tenant, notwithstanding anything to the contrary herein.




                            ARTICLE 9
                         EMINENT DOMAIN

     9.1 TOTAL TAKING. If the entire Premises are taken under the power of eminent domain by any public or quasi-public authority, this Lease shall tem1inate and expire as of the date of such taking, and upon Tenant's payment to Landlord of all rents accruing through such date, Landlord and Tenant shall each thereafter be released from any further liability accrued under this Lease. In the event that Tenant shall have paid any rent for any period beyond the date of such taking, Landlord shall reimburse same, pro rata.

     9.2 PARTIAL TAKING. in the event that (i) more than 25% of the Gross Leasable Area of the Premises, including the parking area serving the Premises, is taken under the power of eminent domain by any public or quasi-public authority, (ii) by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the Premises is not one undivided parcel of property, or (iii) as a result of any taking, regardless of the amount so taken, the remainder of the Premises is rendered unsuitable for the continued operation of Tenant's business, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of the Premises, by giving the other notice of such election within thirty (30) days after receipt by Tenant from Landlord of written notice that the Premises have been so appropriated or taken. Landlord agrees immediately after learning of any appropriation or taking to give to Tenant notice in writing thereof. In the event of such termination, upon Tenant's payment to Landlord of all rents accruing through such date, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder. If both parties elect not to terminate this Lease, Tenant shall remain in that portion of the Premises not so taken and Tenant, at Tenant's sole cost and expense, shall restore the remaining portion of the Premises as soon as possible to a complete unit of like quality and character as existed prior to such taking. Landlord agrees to reimburse Tenant for the cost of restoration, but in no event shall Landlord's obligation to reimburse Tenant for the cost of restoring the remaining portion of the Premises exceed the amount of award of compensation that Landlord receives for a partial taking of that portion of the Premises resulting in the need for restoration. So long as this Lease is not terminated in the manner provided above, there shall be an equitable adjustment of the rent payable by Tenant hereunder by reason of such partial taking. Tenant hereby waives any statutory rights of termination which may arise by reason of any partial taking of the Premises under the power of eminent domain.

     9.3 DISTRIBUTION OF A WARD. The entire award or compensation in such eminent domain proceeding, whether for a total or partial taking or for diminution in the value of the leasehold or for the fee, shall be distributed to Landlord; provided however, that Tenant may apply for award of the value of Tenant's Trade Fixtures or other personal property, loss of income, relocation costs, improvements and the value of the leasehold interest created hereby, according to the law in effect in the jurisdiction where the Premises are located, so long as such award does not diminish the value of Landlord's award. In the event that a separate award is not made to Tenant, Tenant shall be entitled to share in any award made to Landlord, as long as Landlord first receives the fair market value of the real property upon which the Premises are located plus the unamortized Premises Cost.



                           ARTICLE 10
                    ASSIGNMENT AND SUBLETTING

     10.1 RIGHT OF ASSIGNMENT AND SUBLETTING.

                              10.1.1  Tenant shall have the  free
right to assign this Lease or sublet the Premises provided Tenant remains liable under this Lease and provided that the proposed assignee's intended use does not violate any protected, exclusive or restricted uses then in effect with respect to the Premises. Notwithstanding the foregoing, Tenant shall not mortgage, pledge or hypothocate this Lease or Tenant's interest in and to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     10.1.2   Any   permitted  assignee,  subtenant,  transferee,
licensee, concessioner, or mortgagee shall be bound by, and shall assume and perform all of the terms, covenants, and conditions of this Lease from and after the date of any such transfer.

     10.2 NO RELEASE OF TENANT. No assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. In the event of default by any assignee of Tenant, or any successor Tenant, in the performance of any of the terms hereof, Landlord may, subject to Landlord's duty to mitigate and take all reasonable efforts to relet the Premises, proceed directly against Tenant without the necessity of exhausting remedies against such assignee.


                           ARTICLE 11
                       DEFAULT REMEDIES

     11.1 DEFAULT. The occurrence of anyone or more of the following events shall constitute a default by Tenant under this
Lease:


     11.1.1 [Intentionally Omitted]

     11.1.2 The failure by Tenant to make any payment of Fixed Monthly Rent, Additional Rent or any other payment required to be made by Tenant hereunder, where after written notice thereof from Landlord to Tenant, such failure shall continue for a period of ten (10) days.

     11.1.3 Except as otherwise provided in this Lease, the failure by Tenant to observe or perform any of the non-monetary covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion and, in any event, completes the cure within ninety
(90) days.

     11.1.4 Institution by or against Tenant of any bankruptcy, insolvency, reorganization, receivership or other similar proceeding involving the creditors of Tenant, which, if instituted against Tenant, is not dismissed within sixty (60) days after the commencement thereof.

     11.1.5 The issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or with respect to all or substantially all of the assets of Tenant, or the Premises.

     11.1.6 [Intentionally Omitted]

     11.1.7 Bankruptcy, dissolution, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Tenant. In the event of bankruptcy by Tenant, this Lease will be governed in accordance with the determinations of the Bankruptcy Court.

     11.1.8 Any statement, representation or information made or furnished by or on behalf of Tenant to Landlord in connection with or to induce Landlord to enter into this Lease which is proved to be materially false or misleading when made or furnished.

     11.2 REMEDIES. Upon the occurrence of a default by Tenant pursuant to the foregoing Subsection or otherwise under this Lease, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

                              11.2.1 Terminate Tenant's right  to
possession of the Premises by "any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages permitted by applicable law.

     11.2.2 Maintain Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under the Lease, including the right to recover the rent as it becomes due hereunder. Notwithstanding the foregoing, the Landlord shall use reasonable efforts to mitigate its damages to the extent required by law.

     11.2.3 If Tenant, after taking possession of the Premises, defaults under this Lease, Tenant shall pay Landlord Fixed Monthly Rent until such time as Landlord relets the Premises, so long as Landlord makes all reasonable efforts to mitigate its damage and relet the Premises. Further, from the date Landlord relets the Premises until the expiration of the Term, or the then running renewal term, Tenant shall pay Landlord, as it becomes due, the difference between the rental amount obtained by Landlord upon such reletting the Premises (which rental amount shall be upon commercially reasonable terms) and the Fixed Monthly Rent. In the event the rental amount obtained by Landlord upon such reletting is greater than the Fixed Monthly Rent, such excess amount shall be for the benefit of Tenant and applied to any future amounts owed by Tenant.

     11.2.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the jurisdiction where the Premises are located.

     11.2.5. Recover from Tenant, as an element of its damages, the cost of reletting the Premises, including, but not limited to, reasonable brokerage fees, attorneys' fees, retrofit costs and other expenses of mitigation.

     11.3 CUMULATIVE REMEDIES. Except as specifically provided herein to the contrary no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies provided in this Article or otherwise available at law or in equity.
                           ARTICLE 12
       REPRESENTATIONS AND.WARRANTIES; FINANCIAL REPORTING

     12.1 REPRESENTATIONS AND WARRANTIES. To induce Landlord to enter into this Lease, Tenant represents and warrants to Landlord as follows:

     12.1.1 This Lease is an enforceable obligation of Tenant.

     12.1.2   Tenant  is  not  a  foreign  corporation,   foreign
partnership, foreign trust or foreign estate (as such terms are defined in the Internal Revenue Code of 1986,'as amended, and the regulations promulgated thereunder).

     12.1.3 The financial statements of Tenant delivered to Landlord are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

     12.1.4 There are no actions, suits or proceedings pending, or to the best of Tenant's knowledge, threatened, against or affecting it or the Premises which, if adversely determined, would materially impair the ability of Tenant to satisfy their obligations under or relating to this Lease.

                              12.1.5  Tenant  is not  in  default
under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement, which, either individually or in the aggregate, would adversely affect the financial condition of Tenant, or the ability of Tenant to perform its obligations hereunder, or comply with the terms of this Lease.

     12.2 FINANCIAL STATEMENTS. Tenant has furnished certain financial statements to Landlord, which statements completely and accurately present the financial condition of Tenant on the dates thereof. There has been no material adverse change in business, property or condition of Tenant since the date of such financial statements. Tenant is not insolvent within the meaning of Section 548(a)(2)(B) of the United States Bankruptcy Code or any other federal or state law using or defining such term, and will not be rendered insolvent by the transactions contemplated by this Lease.
                           ARTICLE 13

                      GROSS SALES STATEMENT

                              Within  forty-five (45) days  after
the end of each calendar year following the recording of the deed in accordance with the terms of the Arundel Mills Purchase and Sale Agreement, Tenant shall deliver to Seller or Seller's designated representative a written statement in the form attached hereto as Exhibit "H" certified to be correct by an authorized officer of Tenant setting forth the amount of gross sales received from or at the Premises including, sales of licensees or concessionaires operating at the Premises.


                           ARTICLE 14
                  DUE DILIGENCE AND PERMITTING

     14.1 Intentionally omitted.

     14.2 Intentionally omitted.

     14.3 Intentionally omitted.

                           ARTICLE 15
                          CONSTRUCTION

     15.1 PERMITS. Landlord shall use its diligent efforts to obtain all necessary governmental and quasi-governmental permits and approvals (collectively the "Permits") on or before the expiration of the Permitting Period. Once Landlord has secured all necessary Permits it shall provide Tenant with written notice (the "Permit Approval Notice").

     15 .2 LANDLORD' S WORK. After having obtained the Pem1its, Landlord shall construct the Premises and related improvements on the Premises Site on a turnkey basis at no cost to Tenant, in accordance with the Plans and Specifications attached hereto as Exhibit "C" and in accordance with the zoning, building, environmental, health and safety codes of the governmental units in which the Premises are situated ("Landlord's Work"). Landlord shall complete all foundations for the improvements to be constructed on the Premises (to Commence Construction as defined in the Arundel Mills Purchase and Sale Agreement) on or before the later to occur of (i) the date which is five (5) days after the Roadway Improvements are opened for vehicular traffic; or
(ii) three (3) months after the date of the execution of the Arundel Mills Purchase and Sale Agreement Landlord's Work shall be substantially completed, excepting Punchlist Items (as hereinafter defined), and possession of the completed Premises shall be delivered to Tenant for the commencement of Tenant's Work within the Construction Period, delays due to Force Majeure events excepted. Tenant shall be deemed to have accepted the Premises provided Landlord's Work is substantially complete, excepting Punchlist Items which Landlord shall be obligated to complete as set forth in Section 15.4, and provided further that Tenant is able to, perform Tenant's Work without unreasonable interference by Landlord. Conditioned upon Tenant's providing Landlord reasonable assurance that Tenant's placement of a satellite dish on the roof of the Premises will not void applicable roof warranties, Tenant shall have the right to install on the roof of the Premises a satellite dish in accordance with plans and specifications set forth on Exhibit "C". Upon expiration or earlier termination of this Lease, Tenant shall remove any satellite dish and related equipment installed on the roof of the Premises and repair any damage caused in connection therewith.




     15.3 DELIVERY DATE NOTICE. Landlord shall give Tenant written notice of the Delivery Date not less than ten (10) days before the Delivery Date (the "Delivery Date Notice"). Upon receipt of Landlord's Delivery Date Notice, Tenant shall have access to the Premises for inspection and performance of Tenant's Work. In no event shall Tenant be required to accept delivery of the Premises unless and until all conditions to the occurrence of the Delivery Date have been satisfied.

     15.4 PUNCHLIST WORK. Notwithstanding anything to the contrary in this Lease, within five (5) days after Landlord has provided Tenant with the Delivery Date Notice, Tenant and a representative of Landlord, at a mutually agreeable time, shall inspect the Premises and shall compile a list of items which have not been completed as required in Exhibit "C" (the "Punchlist Items"). Tenant shall have the right to supplement the list of Punchlist Items during the first forty-five (45) days following the Delivery Date. Landlord shall use reasonable efforts to complete the Punchlist Items by the Delivery Date or as soon as possible after Landlord's receipt of a supplemental list of Punchlist Items, as the case may be. In the event Landlord is unable to complete such Punchlist Items within thirty (30) days after the Delivery Date or within thirty
(30) days after receipt of a supplemental list, Tenant shall have the right, but not the obligation, to complete such Punchlist Items at Landlord's cost and expense and to either request reimbursement from Landlord or to offset the cost thereof against rent. Upon Landlord's completion of all Punchlist Items, Landlord shall have no further obligation with respect to the construction of the Premises.

     15.5 PRE-COMPLETION ACCEPTANCE. If the Delivery Date has not occurred within the Construction Period, Tenant shall have the right, but shall not be obligated, to accept delivery of the Premises, without relieving Landlord of any obligation to fully complete Landlord' s Work, If Tenant accepts delivery of the Premises prior to the completion of Landlord's Work, Landlord shall complete Landlord's Work, including completing any Punchlist Items, as soon as possible, and in so doing shall not unreasonably interfere, and shall cause its contractors not to unreasonably interfere, with the fixturing, furnishing, equipping and stocking of the Premises by Tenant and its contractors. Notwithstanding the foregoing, once (i) Tenant has taken possession of the Premises and Landlord has completed Landlord's. Work, (ii) all Punchlist Items have been completed, and (iii) all warranties have been assigned to Tenant, Landlord shall have no further construction obligations hereunder-


     15.6 FAILURE TO DELIVER. Notwithstanding any provision of this Lease to the contrary, if the Delivery Date has not occurred within thirty (30) days after the Construction Period (delays due to the occurrence of Force Majeure events excepted) (the "Cancellation Date"), Tenant shall have the right, in addition to and not in lieu of any and all other rights and remedies available at law or equity , to cancel this Lease by giving written notice to Landlord at any time thereafter but before the Delivery Date (the "Notice of Cancellation"). Tenant must provide its Notice of Cancellation to Landlord within thirty (30) days after the Cancellation Date. If Tenant fails to provide a Notice of Cancellation within such thirty (30) day period, Tenant shall be deemed to have waived its right to cancel pursuant to this section 15.6. If Tenant provides timely Notice of Cancellation, Tenant shall be relieved of all obligations hereunder and Tenant shall not be liable to Landlord in damages or otherwise.

     15.7 LIQUIDATED DAMAGES. In the event Landlord does not deliver the Premises to Tenant in the condition as herein required by the end of the Construction Period, Landlord shall pay to Tenant the sum of Two Hundred Dollars ($200.00), for each day between the last day of the Construction Period and the Delivery Date, or, if Tenant exercises its right to cancel for Landlord's failure to deliver, for each day between the last day of the Construction Period and Tenant's Notice of Cancellation (delays due to the occurrence of Force Majeure events excepted). If Landlord fails to pay Tenant as aforesaid, then Tenant shall have the right (without limiting any other right or remedy of Tenant) to deduct such amount from rent and other payments due Landlord. The liability of Landlord under this paragraph shall be in addition to all other claims which Tenant may have against Landlord. Landlord agrees that the amount provided for in this section constitutes a reasonable estimate of the damages that Tenant is likely to incur in the event of a breach by Landlord as herein provided, and shall not constitute a penalty.

     15.8 COMPLETION OF ROADWAY IMPROVEMENTS. Landlord and Tenant acknowledge that pursuant to Section 7.25 of the Arundel Mills Purchase and Sale Agreement there may be remedies against Seller if the Roadway Improvements are not substantially completed and opened for vehicular traffic on or before July 1,2001. If the Roadway Improvements are not so completed, Landlord and Tenant shall cooperate with each other (at no cost to Landlord except for time) to establish the conditions and recover from Seller the amounts provided in Section 7.25 of the Arundel Mills Purchase and Sale Agreement To the extent Landlord and Tenant are able to recover such sums from the Seller they shall either: i) be paid to Tenant, or ii) paid to Landlord for the account of Tenant
Landlord shall cooperate with Tenant and take all reasonable action necessary to assist Tenant in collecting such sums from Seller.


                           ARTICLE 16
                       GENERAL PROVISIONS

     16.1 QUIET ENIOYMENT Subject to the terms and conditions of this Lease, Tenant shall have the quiet and peaceful possession of the Premises.

     16.2 DEFINITION OF RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, without limitation, the Taxes, insurance premiums and other, Additional
Rent payable hereunder, shall be deemed to be "rent".

     16.3 SUBORDINATION. This Lease shall be subordinate to the lien of any superior lease, mortgage, deed of trust, or any other hypothecation or security now existing or hereafter placed upon the Premises, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof, and Tenant hereby agrees, upon request by Landlord, to execute and deliver to Landlord and its lender(s) a subordination, non-disturbance and attornment agreement in a form reasonably acceptable to Tenant prescribed by such lender(s) with respect to any such superior lease, mortgage, deed of trust, hypothecation, or security; provided, however, that no such instrument shall materially limit Tenant's rights or materially expand Tenant's obligations under this Lease. Such agreement shall be executed by Tenant within thirty (30) days after receipt of written request from Landlord. Landlord agrees to obtain a non-disturbance and attornment agreement from the holder of any mortgage given with respect to the Premises existing at the time of the execution of this Lease or the recording of a Memorandum Lease or at such other times as may be reasonably requested by Tenant

     16.3.1 It is a condition, however, of the subordination provisions of Section 16.3 above that Landlord shall procure from any such mortgagee an agreement in writing, which shall be delivered to Tenant, providing in substance that (i) so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default or foreclosure under such mortgage, and that the mortgagee agrees that this Lease shall remain in full force and effect even though Default in and foreclosure under the mortgage may occur; and (ii) such mortgagee shall permit insurance proceeds or condemnation awards, as the case may be, to be used for any restoration and repaid as required by the provisions of this Lease as set forth in Sections 8 and 9. The word "mortgage" as used herein means (i) any lease of land only or of land and buildings in a sale-lease-back transaction involving all or any part of the Premises, or (ii) any mortgage, deed of trust or other similar security instruments constituting a lien upon all or any part of the Premises, whether the same shall be in existence as of the date hereof or created hereafter, and any modifications, extensions, renewals and replacements thereof. "Mortgagee" as used herein means a party having the benefit of a Mortgage, whether as lessor, mortgagee, trustee or note- holder.

     16.3.2 No change in ownership of all or any portion of the Premises, or assignment of this Lease, or the rentals provided for herein, shall be binding upon Tenant for any purpose until after Tenant has been furnished with written notice from Landlord notifying Tenant of a change in ownership or assignment.

     16.3.3 In the event Tenant receives a written notice from any party claiming a collateral interest in this Lease or in the rentals hereunder and, by reason thereof, a present entitlement to collect the rentals under this Lease, Tenant shall have the right either (i) to pay such rentals to such party which payment shall satisfy any and all liabilities of Tenant to Landlord with respect to such payment without obligation on the part of Tenant to make further inquiry but subject to such party's providing to Tenant a copy of the instrument pursuant to which such party claims such entitlement and to such claim being plausible on the face of such instrument; or (ii) to withhold such rentals pending the determination by a court of competent jurisdiction of the entitlement thereto.


     16.4 SURRENDER OF PREMISES. Except for changes resulting from eminent domain proceedings, at the expiration or sooner termination of the Lease Term, Tenant shall surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear and damage due to casualty (to the extent not required to be repaired or restored by Tenant under this Lease) excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall at such time remove all of Tenant's Trade Fixtures including, but not limited to, equipment, signs, furnishings, inventory , machinery , and other personal property, as well as any alterations or improvements, and shall repair any damage to the Premises caused thereby. Any or all of such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's sole cost and expense, if not removed by Tenant after receipt of written notice from Landlord pursuant to Section
7.2.1. In the event Tenant shall fail to pay the cost of any such repair, Landlord may do so and Tenant shall reimburse Landlord for the amount thereof within five (5) days after receipt of a bill therefore. If Tenant shall so surrender the Premises, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

     16.5 ESTOPPEL CERTIFICATES. Each party (each a "Responding Party") shall at any time upon not less than ten (10) days prior written notice from the other party (each a "Requesting Party) execute, acknowledge, and deliver to the Requesting party a statement in a form prescribed by Landlord and reasonably acceptable to Tenant certifying and acknowledging the following:
(i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Fixed Monthly Rent and other charges are paid in advance, if any; (ii) that there are not, to the Responding Party's knowledge, any uncured defaults on the part of the Requesting Party, or specifying such defaults if any are claimed; and (iii) any other information reasonably requested by the Requesting Party. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the Requesting Party

     16.6 SEVERABILITY .The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     16. 7 ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and supersedes all prior agreements between them with respect to the Premises, whether written or oral.

     16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by facsimile (provided a copy is immediately sent by one of the other methods of providing notice), personal delivery, certified mail, return receipt requested, or by nationally recognized overnight courier service delivered to Tenant or to Landlord, as the case may be,
at  the  FAX    numbers or addresses for each set  forth  in  the
Fundamental Lease Provisions. Either party may by notice to the other specify a different FAX number or address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

     16.9 WAIVERS. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent default by Landlord or Tenant of the same of any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding default by Tenant hereunder, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord' s knowledge of such preceding default at the time of acceptance of such rent.

     16.10 RECORDING. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge, and deliver to the other a "short form" memorandum of this Lease for recording purposes. Such memorandum shall be in the form reasonably prescribed by Landlord. In addition, any termination agreement or quitclaim deed shall be similarly recorded, which agreement shall survive the termination of this Lease. The cost of recording shall be borne by the party requesting such recording.

     16.10.1 At the time that the Commencement Date of the term of this Lease is firmly established, the parties shall promptly enter into a Supplemental Lease Agreement, setting forth the actual commencement and expiration of the Initial Term and any extensions thereof and describing the Premises, but containing no further provisions of this Lease, which Supplemental Lease Agreement may be recorded by either party .If the Commencement Date is firmly established before a short form lease or memorandum of lease has been executed by the parties, the short form lease or memorandum of lease and the Supplemental Lease Agreement may be consolidated into a single recordable document.
..

     16.11 HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of the Lease Term, such occupancy shall be a tenancy from month-to-month upon all the provisions of this Lease pertaining to the obligations of Tenant and Tenant shall thereby waive its rights of notice to quit, but Tenant's right as to any Renewal Term shall terminate. The monthly rent due during such hold-over period shall be equal to 125% of the Fixed Monthly Rent then in effect, and Tenant shall continue to be obligated to pay all Additional Rent and other amounts required to be paid by the terms of this Lease. Notwithstanding the foregoing, in the event that Landlord and Tenant are engaged in good faith negotiations for a new lease at the expiration or termination of the Lease Term, ') Tenant's continuing possession shall not constitute holding over for so long as such negotiations continue. However, Landlord shall in its sole discretion have the right to notify Tenant in writing, that Landlord elects to terminate such negotiations whereupon thirty (30) days after Tenant's receipt of such notice the monthly rent due thereafter shall be equal to 150% of the Fixed Monthly Rent then in effect.


     16.12 CHOICE OF LAW. The laws of the jurisdiction in which the Premises are located shall govern the validity, performance, and enforcement of this Lease.

     16.13 ATTORNEYS' FEES. Should either party institute any action or proceeding to enforce any provision hereof or for a declaration of such party's rights or obligations hereunder, the prevailing party shall be entitled to receive from the losing party such amounts as the court may adjudge to be reasonable attorneys' fees and expenses for services rendered to the party prevailing in any such action or proceeding, and such fees shall be deemed to have accrued upon the announcement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

     16.14 WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH HEREBY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY CLAIM, ACTION,
PROCEEDING  OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT  AGAINST
THE OTHER ON ANY MA TTERS ARISING OUT OF OR IN ANY W A Y CONNECTED WITH THIS LEASE,


THE  RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE  OR
OCCUP ANCY OF THE PREMISES.

     16.15 LIABILITY OF LANDLORD. In the event of any sale or other transfer of Landlord's interest in the Premises, Landlord shall be relieved of all liabilities and obligations of Landlord hereunder arising after the date of such transfer. Notwithstanding anything contained herein to the contrary , neither Landlord nor its officers, directors, members, agents, representatives, employees or affiliates, shall have no personal liability in respect of any of the tenns, covenants, conditions or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant, and any persons claiming by, through or under Tenant, shall look solely to the equity of the Landlord in the Premises for the satisfaction of Tenant's and/ or such persons' remedies and claims for damages.

     16.16 NO MERGER. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Premises, or any part thereof, by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (i) this lease or the leasehold estate created by this Lease or any interest in this Lease or in any such leasehold estate; and (ii) any such other estate or interest in the Premises or any part thereof. No such merger shall occur unless and until all persons, corporations, firms and other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created by this Lease; and .(2) any such other estate or interest in the Premises, or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.


     16.17 INTEMRETATION. The captions by which the Articles and Sections of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, singular numbers shall include the plural, the plural shall refer to the singular, the neuter gender shall include the masculine and feminine genders, and the terms "Landlord" and "Tenant" and "person" shall include corporations, limited liability companies, partnerships, associations, other legal entities, and individuals.

     16.18 RELATIONSHIP OF THE PARTIES. Nothing in this Lease shall create a partnership, joint venture, employment relationship, borrower and lender relationship, or any other relationship between Landlord and Tenant, other than the relationship of landlord and tenant.

     16.19 SUCCESSORS. This Lease shall be binding upon and inure to  the  benefit  of  the  parties hereto  and  their  respective
personal  and  legal  representatives,  heirs,  successors,   and
assigns.

     16.20 MODIFICATIONS. This Lease may not be altered, amended, changed, waived, terminated, or modified in any manner except by a written instrument executed by Landlord and Tenant.

     16.21 BROKERAGE FEES. Landlord and Tenant each represent and warrant that they have not employed a broker in connection with the execution of this Lease. Landlord and Tenant shall each  indemnify and hold the other harmless from and against  any claim  or claims for brokerage or other commissions arising  from
such   party   having   employed  a  broker   contrary   to   its
representation in this Section.

     16.22 WAIVER OF REDEMRTION. To the extent permitted by law, Tenant hereby waives any and all rights of redemption with respect to this Lease. Tenant hereby waives any rights it may have to any notice to cure or vacate or to quit provided by any current or future law; provided that the foregoing shall not be deemed to waive any notice expressly provided in this Lease.

     16.23 NOT BINDING UNTIL EXECUTED. This Lease does not constitute an "offer" and is not binding until fully executed and delivered by Landlord.

     16.24. REASONABLE CONSENT. Wherever Landlord's consent or approval shall be required herein, such consent or approval shall not be unreasonably or arbitrarily withheld or delayed unless otherwise set forth to the contrary in this Lease.

     16.25 NO CONTINUOUS OPRERATION. Notwithstanding anything contained in this Lease, expressly or impliedly, to the contrary, and notwithstanding the agreement herein contained for the payment by Tenant of rent, it is specifically and expressly understood and agreed that Tenant shall be under no duty or obligation, either express or implied, to open, or thereafter to continuously conduct, its business in the Premises at any time during the Term. Further, Tenant's failure to open for business in the Premises shall not otherwise entitle Landlord to commence or to maintain any action, suit, or proceeding, whether in law or in equity , relating in any way to Tenant's failure to open or thereafter to continuously conduct its business in the Premises. Without limiting the generality of the foregoing, Tenant shall have the right to close two partial days per year to take inventory and shall, at Tenant's option, be closed Thanksgiving Day, Christmas Day, New Years Day, and Easter.


     16.26 MATTERS OF RECORD. This Lease is expressly subject to all matters of record and Tenant hereby agrees to comply with the terms of all agreements and other matters of record. The rights of Tenant set forth herein are subject to the rights of other parties under agreements of record, and the exercise of such rights by such parties shall not constitute a breach under this Lease.

     16.27 FINANCIAL ASSURANCE PROVISION. Notwithstanding anything to the contrary contained in this Lease, if at any time during the initial seven (7) years of the Term (measured from the Commencement Date) (the "Financial Assurance Period"), the. "tangible net worth" (as hereinafter defined) of Tenant (as of the time any quarterly or annual financial statement and/or calculation of tangible net worth is due, as provided below) falls below the amount equal to fifty percent (50%) of Tenant's tangible net worth as of January 29, 2000 of Two Hundred Fifty-Five Million Three Hundred Six~-Four Thousand Dollars ($255,364,000.00) (a "Financial Assurance Failure Event"), Tenant shall immediately notify Landlord and, within ten (10) days following such notice from Tenant (or, in the event Landlord becomes aware of a Financial Assurance Failure Event prior to such notice from Tenant, then within ten (10) days following written notice from Landlord) remit to Landlord a sum (in cash or other immediately available funds) equal to the aggregate Fixed Monthly Rent payments scheduled to be paid during the final twelve (12) months of the Initial Term of this Lease (the "Financial Assurance Amount"). The Financial Assurance Amount shall be promptly deposited by Landlord in an interest bearing account selected by Landlord, in Landlord's sole discretion. Notwithstanding anything to the contrary contained herein, any interest which accrues on the Financial Assurance Amount shall be added to and included as part of the Financial Assurance Amount for all purposes under this Section.

     In connection with the foregoing, on or before the date which is forty-five (45) days following the expiration of each fiscal quarter (other than the last fiscal quarter) of Tenant (it being understood and agreed that Tenant's fiscal year shall end on the Saturday closest to January 31 in each year) during or relating to the Financial Assurance Period , the dates which are three (3), six (6) and nine (9) months, respectively, following the expiration of the previous fiscal year of Tenant), Tenant shall furnish or cause to be furnished to Landlord current financial statements and a calculation of Tenant's then current tangible net worth, all prepared in accordance with generally accepted accounting principles (GAAP) and certified by the Chief Financial Officer of Tenant. In addition, on or before the date which is ninety (90) days following the expiration of each fiscal year of Tenant during or relating to the Financial Assurance Period, Tenant shall (i) furnish or cause to be furnished to
Landlord audited, current financial statements prepared in accordance with generally accepted accounting principles (GAAP) and certified by a reputable accounting firm reasonably acceptable to Landlord, and (ii) a calculation of Tenant's then current tangible net worth (certified by Tenant's Chief Financial Officer), prepared in accordance with generally accepted accounting principles (GAAP). Tenant's failure to timely provide any financial statement required pursuant to this Section shall, without further notice, constitute a default under this Lease. Notwithstanding anything to the contrary herein, all financial statements provided to Landlord pursuant to the provisions of this Paragraph shall be subject to the agreements regarding confidentiality set forth in that certain letter agreement dated July 12, 2000 and executed by Landlord' s representative (John Plunkett) on July 13, 2000; provided, however, and notwithstanding the foregoing or any other contrary provision, Landlord may disclose such financial statements to its accountants, attorneys and other representatives and/or agents in connection with the administration of this Lease (which parties shall also maintain such financial statements as confidential) and/or in connection with any litigation or other dispute concerning this Lease (provided Landlord shall not oppose or contest a motion by Tenant to have such documents maintained under seal of the decision making authority).

     The Financial Assurance Amount shall be held by Landlord, subject to the following provisions of this Section, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the remainder of the Lease Term. If Tenant defaults (beyond applicable notice and cure periods)

with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Fixed Monthly Rent, Additional Rent and other charges payable to
Landlord  under  this  Lease, Landlord  may  (but  shall  not  be required  to)  use,  apply or retain  all  or  any  part  of  the
Financial Assurance Amount for the payment of any such sum in default or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Notwithstanding anything to the contrary contained in this Lease, Landlord's receipt, use or application of the Financial Assurance Amount shall in no way limit any other right or remedy available to Landlord under this Lease or applicable law or equity .

                              Provided  Tenant  is  not  then  in
default under this Lease beyond applicable notice and cure periods, and Tenant has not previously been in default under this Lease beyond applicable notice and cure periods at any time during the period in which Landlord was in receipt of the Financial Assurance Amount (or any portion thereof), then on the first 1st anniversary of the expiration of the Financial Assurance Period (the "Disgorgement Commencement Date") and on each anniversary of such date thereafter, Landlord shall disgorge to Tenant an amount equal to one-seventh (1/7) of the amount of the Financial Assurance Amount as of the Disgorgement Commencement Date until the Financial Assurance Amount is completely disgorged to Tenant; provided, however, and notwithstanding the foregoing, the seventh (7th) such payment by Landlord to Tenant shall include any remaining portion of the Financial Assurance Amount. In the event Landlord is not required to disgorge the Financial Assurance Amount (or any remaining portion thereof) then, provided such amount is not otherwise used or applied by Landlord in accordance with the other provisions of this Section, Landlord shall return to Tenant (or, at Landlord's option, the last assignee of Tenant's interest hereunder) the remaining balance of the Financial Assurance Amount within thirty
(30) days following the expiration of the Term of this Lease.

     For purposes of this Section, "tangible net worth" shall mean shareholders' equity in Tenant, minus the value of intangible assets, as defined under generally accepted accounting principles (GAAP) (as such definition exists as of November 30, 2000), such as, but not limited to, goodwill, patents and trademarks.

     16.28 SELLER'S RECAPTURE RIGHTS. Landlord and Tenant understand that Seller has certain rights of recapture with respect to the Premises in accordance with Section 7 of the Deed Restrictions (herein a "Recapture Right"). In the event that Landlord and Tenant are unable to obtain all necessary governmental permits and approvals prior to the Construction Commencement Date (as defined in the Deed Restrictions) and Seller elects to exercise a Recapture Right as a result of such failure to obtain the permits and commence construction, notwithstanding anything contained herein to the contrary, this Lease shall be null and void and Landlord and Tenant shall look to that certain "Repurchase Agreement" they entered into as of the -day of December, 2000 for their rights and remedies. If, however, Landlord and Tenant have obtained all of the necessary governmental permits and approvals for the construction of the Premises as required by this Lease by the "Construction Commencement Date" and Seller elects to exercise a Recapture Right for the Premises as a result of a violation of Section 7(A) or 7(B) of the Deed Restrictions, then i) Tenant shall have no further liability or obligation under this Lease or the Repurchase Agreement, and ii) Landlord, as its sole and exclusive remedy, shall be entitled to any amounts to be paid by Seller pursuant to the recapture right.

     In the event Seller exercises its Recapture Right for the Premises as a result of a violation of Section 7(C), 7(D) or 7(E) under the Deed Restrictions, Landlord, as its sole and exclusive remedy shall be entitled to receive the entire amount to be paid by Seller under the Deed Restrictions for recapture of the Premises; in addition, Tenant shall reimburse Landlord the difference, if any, between a) the amount required to be paid by Seller under the Deed Restrictions, and b) the sum of i) the purchase price paid by Landlord for the Premises, plus ii) the unamortized portion of the Development Costs (as defined in the Deed Restrictions) for the Premises as of the date of the recapture, based upon the straight-line method of depreciation over a twenty year period. Upon such payment, this Lease shall terminate and be of no further force and effect. In the event of a recapture of the Premises by Seller, Landlord and Tenant shall cooperate to maximize the value received from Seller.

IN WITNESS WHEREOF, the parties have executed this Lease as of the 26th day of April, 2001.


WITNESSES                          LANDLORD:

                              TRANSMILLS,L.L.C., a  Nevada
                              limited liability company

                              By:  TransMills Management Corp.  a
                              Nevada corporation

                              Its: Managing Member


/s/ Sherry Harrison           By:  /s/ John Plunkett Jr
Print Name: Sherry Harrison   Its: VP

/s/ Joanne Lucas
Print Name:  Joanne Lucas



                              TENANT:

                              STERLING INC.

                              By:  /s/ Richard W Miller

/s/George S Frankovich        Its:  Executive  Vice President

Print Name: George S Frankovich



/s/ Jennifer L Ritchey

Print Name:  Jennifer L Ritchey



STATE OF       )

COUNTY OF      )




BEFORE  ME,  a Notary Public, in and for said County  and  State, personally appeared
                     , the                    of Transcontinental
Ventures,
Inc., a Nevada corporation, the General Partner of TransKo Limited Partnership, a Delaware limited partnership, the Managing Member of TransMills, L.L.C. a Nevada limited liability company, who acknowledged that he did .sign the foregoing instrument and that the same is his free act and deed, and the free act and deed of said limited liability company.

       IN   TESTIMONY  WHEREOF,   I   have hereunto  set my  hand
and official seal this    day of      2000.


Notary Public
STATE OF OHIO       )
COUNTY OF SUMMIT    )

BEFORE ME, a Notary Public, in and for said County and State, personally appeared Richard W Miller, the exec vice pres of Sterling Jewelers Inc. who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed, and the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 16th day of April, 2001.



                              /s/ Jennifer L Ritchey

                                   Notary Public



                         [notary stamp]






                              TENANT:

                              STERLING INC.



                              By:
Print Name:


Print Name:

STATE OF NEVADA          )
                         COUNTY OF CLARK

BEFORE ME, a Notary Public, in and for said County and State, personally appeared John Plunkett, the Vice President of TransMills Management Corp. a Nevada corporation, the Managing Member of TransMills, LLC a Nevada limited liability company, who acknowledged that he did sight the foregoing instrument and that the same is his free act and deed, and the free act and deed of said limited liability company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this day 26 day of April, 2001.

                              /s/ Jeanne A Lansford


                              Notary Public


                              [notary stamp]